                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): FEBRUARY 28, 2000

                        Commission File Number 001-13913

                         WADDELL & REED FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                                            51-0261715
    (State or other                                       (IRS Employer
    jurisdiction of                                        Identification No.)
    incorporation)

                                6300 LAMAR AVENUE
                              OVERLAND PARK, KANSAS
                                      66202
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (913) 236-2000
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          In a press release dated February 28, 2000, Waddell & Reed Financial, Inc. announced that it had agreed to acquire the Legend Group of Companies, a privately held mutual fund distribution and retirement planning company based in Palm Beach Gardens, Florida. A copy of the press release is attached hereto as an exhibit and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT NO.    EXHIBIT
-----------    -------
         99    Press Release of Waddell & Reed Financial, Inc. dated
               February 28, 2000.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WADDELL & REED FINANCIAL, INC.



                                        By:  /s/ John E. Sundeen, Jr.
                                             -----------------------------------
                                             Name:     John E. Sundeen, Jr.
                                             Title:    Senior Vice President and
                                                       Chief Financial Officer


Date:  February 28, 2000

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                                INDEX TO EXHIBITS

     EXHIBIT NO.       EXHIBIT                                                       PAGE
     -----------       -------                                                       ----
         99            Press Release of Waddell & Reed Financial, Inc. dated
                       February 28, 2000.